Exhibit (h)(xviii) under Form N1-A
                                              Exhibit 10 under Item 601/Reg. S-K




                             PARTICIPATION AGREEMENT

                                      Among

                               MTB GROUP OF FUNDS,

                            EDGEWOOD SERVICES, INC.,

                         MTB INVESTMENT ADVISORS, INC.,

                       TRANSAMERICA LIFE INSURANCE COMPANY

                                       and

                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY



     THIS AGREEMENT, made and entered into as of the 1st day of April, 2004, by and among TRANSAMERICA LIFE INSURANCE COMPANY, an Iowa corporation, TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, a New York company (together, the "Companies," individually, each "Company"), each on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as an "Account"); MTB GROUP OF FUNDS, a Delaware statutory trust (the "Trust"), on its behalf and on behalf of each of its series set forth in Schedule A; EDGEWOOD SERVICES, INC., a New York corporation (the "Distributor"); and MTB INVESTMENT ADVISORS, INC., a registered investment advisor (the "Advisor").

     WHEREAS, the Trust engages in business as an open-end, management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be issued by the Companies; and

     WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as set forth on Schedule A hereto and as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "Fund"); and

     WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust has engaged the Advisor, an investment adviser registered under the federal Investment Advisers Act of 1940 (the "Advisers Act") and any applicable state securities law, to provide investment advisory services, including managing the Funds pursuant to applicable diversification requirements of the Internal Revenue Code of 1986 (the "Code"); and

     WHEREAS, the Company has registered or will register the variable life insurance and variable annuity contracts listed on Schedule A, as it maybe amended from time to time (the "Contracts") under the 1933 Act or will not register the contracts in proper reliance on an exemption from registration under the 1933 Act and the 1940 Act; and

     WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of each Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid variable annuity contracts; and

     WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

     WHEREAS, the Distributor is registered as a broker dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and

     WHEREAS, the Trust has obtained an order from the SEC granting participating insurance companies and their separate accounts exemptions under
Section 6(c) of the 1940 Act from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and nonaffiliated life insurance companies and certain qualified pension and retirement plans (the "Shared Exemptive Order"); and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Funds on behalf of each Account to fund certain of the aforesaid variable life and variable annuity contracts and the Distributor is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants hereinafter set forth, the Company, the Trust, and the Advisor and the Distributor agree as follows:



ARTICLE I.  Sale of Trust Shares

     1.1. The Distributor agrees to sell to the Company those shares of the Funds which each Account orders, and agrees to execute such orders on each day on which the New York Stock Exchange is open for trading and the Funds calculate their net asset value pursuant to rules of the SEC, all as described in the Funds' registration statement (a "Business Day") at the net asset value next computed after receipt and acceptance by the Trust or its designee of the order for the shares of the Funds. For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such order in accordance with the requirements set forth in Schedule B.

     1.2. The Trust agrees to make its shares available for purchase at the applicable net asset value per share by the Company and its Accounts on each Business Day. Notwithstanding the foregoing, the Board of Trustees of the Trust (the "Board") may refuse to sell shares of any Fund to any person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Fund.

     1.3. The Trust and the Distributor agree that shares of the Funds will be sold only to the Company and its Accounts or to other life insurance companies that offer variable annuity and/or variable life insurance contracts to the public and which have entered into an agreement with the Trust, and to other persons not inconsistent with each Fund being adequately diversified pursuant to
Section 817(h) of the Code, and the regulations thereunder. No shares of any Fund will be sold to the general public to the extent inconsistent with such Fund being adequately diversified pursuant to Section 817(b) of the Code, and the regulations thereunder.

     1.4. Upon receipt of a request for redemption in proper form from the Company, the Trust agrees to redeem directly any full or fractional shares of the Fund held by the Company, ordinarily executing such requests on each Business Day at the net asset value next computed after receipt and acceptance by the Trust or its designee of the request for redemption except that the Trust reserves the right to suspend the right of redemption, consistent with Section 22(e) of the 1940 Act and any rules thereunder. Such redemption shall be paid consistent with applicable rules of the SEC and procedures and policies of the Trust as described in the current registration statement. For purposes of this
Section 1.4, the Company shall be the designee of the Trust for the limited purpose of receiving and accepting purchase and redemption orders from each Account and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption in accordance with the requirements set forth in Schedule B. The Company agrees to submit such orders electronically through secured trading systems as described on Schedule B to this Agreement or, if it is unable to submit orders electronically, the Company shall submit such orders through manual transmissions using the procedures described in Schedule B to this Agreement.

     1.5. The Company agrees that purchases and redemptions of Fund shares offered by the then current prospectus of the Trust shall be made in accordance with the provisions of such prospectus.

     1.6. Unless otherwise specified in Schedule B, the Company shall pay for Trust shares on the next Business Day after an order to purchase Trust shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purpose of Section 2.10 and 2.11, upon receipt by the Trust of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Trust.

     1.7. Issuance and transfer of Fund shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Funds will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account. The Trust shall furnish to the Company the CUSIP number assigned to each Fund identified in Schedule A attached, as may be amended from time to time.

     1.8. Unless otherwise specified in Schedule B, the Trust shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Fund shares in additional shares of that Fund. The Company reserves the right to revoke this election in writing and to receive all such income dividends and capital gain distributions in cash. The Trust or its agent shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

     1.9 The Trust shall make the net asset value per share for each Fund available to the Company on each Business Day as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern Time.

     1.10. The Parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Trust's shares may be sold to other insurance companies (subject to Section 1.3 and Article VI hereof) and the cash value of the Contracts may be invested in other investment companies.

ARTICLE IB.  General Duties

     1.11. The Company shall take all such actions as are necessary under applicable federal and state law to permit the sale of the Contracts issued by the Company, including registering each Account as an investment company to the extent required under the 1940 Act, and registering the Contracts or interests in the Accounts under the Contracts to the extent required under the 1933 Act, and obtaining all necessary approvals to offer the Contracts from state insurance commissioners.

     1.12. The Company shall make every effort to maintain the treatment of the Contracts issued by the Company as annuity contracts or life insurance policies, whichever is appropriate, under the applicable provisions of the Code, and shall notify the Trust and the Distributor immediately upon having a reasonable basis for believing that such Contracts have ceased to be so treated or that they might not be so treated in the future. In that regard, the Company shall make every effort to remedy any Contract's failure to be treated as annuity contracts or life insurance policies, as appropriate, under applicable provisions of the Code, including Section 72 and regulations thereunder within the required time frames.

     1.13. The Company or its agents shall offer and sell the Contracts in accordance with applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Rules of Fair Practice, and state insurance law respecting the offering of variable life insurance policies and variable annuity contracts.

     1.14. The Distributor shall sell and distribute the shares of the Funds in accordance with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Rules of Fair Practice, and state law.

     1.15. During such time as the Trust engages in activities that require a Shared Exemptive Order, a majority of the Trust's Board shall consist of persons who are not "interested persons" of the Trust, as defined by Section 2(a)(19) of the 1940 Act and the rules thereunder, and as modified by any applicable orders of the SEC ("Disinterested Trustees"), except that if this provision is not met by reason of the death, disqualification, or bona fide resignation of any Trustee or Trustees, then the operation of this provision shall be suspended (a) for a period of 45 days if the vacancy or vacancies may be filled by the Trust's Board; (b) for a period of 60 days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the SEC may prescribe by rule or order upon application.

ARTICLE II.  Representations and Warranties

     2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; or that the Contracts are not registered in proper reliance on an exemption from registration under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Rules of Fair Practice, and state insurance law respecting the offering of variable life insurance policies and variable annuity contracts and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law, that it is taxed as an insurance company under Subchapter L of the Code and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section 508A.1 of the Iowa Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, or that the Company will not register the Account in proper reliance upon an exclusion from registration under the1940 Act.

     2.2. The Trust represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with applicable federal and state securities laws and that the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify the Fund shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust or the Distributor.

     2.3. The Trust and the Advisor represent that each Fund intends to qualify as a Regulated Investment Company under Subchapter M of the Code and that the Trust and the Advisor will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that the Trust and the Advisor will notify the Company immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify or that it might not so qualify in the future.

     2.4. The Company represents that the Contracts are currently treated as endowment or annuity insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Trust and the Distributor immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future. In that regard, the Company shall make every effort to remedy any variable contract's failure to be treated as annuity contracts or life insurance policies, as appropriate, under applicable provisions of the Code, including Section 72 and regulations thereunder within the required time frames.

     2.5. The Trust represents and warrants that should it ever desire to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Trustees, including a majority who are Disinterested Trustees, will formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

     2.6. The Trust makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Trust represents that the Trust's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Delaware and the Trust and the Distributor represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of Delaware to the extent required to perform this Agreement.

     2.7. The Distributor represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Distributor further represents that it will sell and distribute the Trust shares in accordance with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act, and the NASD Rules of Fair Practice.

     2.8. The Trust represents that it is lawfully organized and validly existing under the laws of State of Delaware and that it does and will comply in all material respects with the 1940 Act.

     2.9. The Advisor represents and warrants that it is and shall remain duly registered as an investment adviser in all material respects under all applicable federal and state securities laws and that the Advisor shall perform its obligations for the Trust in compliance in all material respects with any applicable state and federal securities laws.

     2.10. The Trust represents and warrants that all of its trustees, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Trust are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less than the minimal coverage as required currently by Rule 17g-(1) under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

     2.11. Provided it is consistent with their fiduciaries duties, the Company and its agents will not in any way recommend any proposal in opposition to, or oppose or interfere with, any proposal submitted by the Fund at a meeting of owners of Contracts or shareholders of the Fund, and will in no way recommend any proposal in opposition to, or oppose or interfere with, the solicitation of proxies by the Fund of shares held by Contract owners, without the prior written consent of the Fund.

     2.12. Each party hereto shall cooperate with each other party and all appropriate governmental authorities having jurisdiction (including, without limitation, the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.


ARTICLE III.  Prospectuses and Proxy Statements; Voting

     3.1. The Distributor shall provide the Company with as many printed copies of the Trust's current prospectus and Statement of Additional Information (describing only the designated Funds listed on Schedule A) or, to the extent existing, the Trust's profiles as the Company may reasonably request. If requested by the Company in lieu thereof, the Trust shall provide camera-ready film or an electronic file in a format acceptable to the Company containing the Trust's prospectus and Statement of Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or Statement of Additional Information for the Trust is amended during the year) to have the prospectus for the Contracts and the Trust's prospectus printed together in one document, and to have the Statement of Additional Information for the Trust and the Statement of Additional Information for the Contracts printed together in one document. Alternatively, the Company may print the Trust's prospectus and/or its Statement of Additional Information in combination with other fund companies' prospectuses and statements of additional information. In such event, the Trust shall bear its pro rata share of printing expenses based on the number of combined printed pages. All such documents shall be provided to the Company within time reasonably required to allow for printing and delivery to Contract owners, but no later than five business days prior to the date the documents are required under then-current regulations to be sent to Contract owners. Except as provided in the following three sentences, all expenses of printing and distributing Trust prospectuses and Statements of Additional Information shall be the expense of the Company. For prospectuses and Statements of Additional Information provided by the Company to its existing owners of Contracts in order to update disclosure annually as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Trust. If the Company chooses to receive camera-ready film or an electronic file in lieu of receiving printed copies of the Trust's prospectus, the Trust will reimburse the Company in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and B is the Trust's per unit cost of typesetting and printing the Trust's prospectus. The same procedures shall be followed with respect to the Trust's Statement of Additional Information.

     The Company agrees to provide the Trust or its designee with such information as may be reasonably requested by the Trust to assure that the Trust's expenses do not include the cost of printing any prospectuses or Statements of Additional Information other than those actually distributed to existing owners of the Contracts.

     3.2. The Trust's prospectus shall state that the Statement of Additional Information for the Trust is available from the Distributor or the Company (or in the Trust's discretion, the Prospectus shall state that such Statement is available from the Trust).

     3.3. At its expense, the Trust shall provide the Company with copies of the Trust's proxy statements, reports to shareholders, and other required shareholder communications (except for prospectuses and Statements of Additional Information, which are covered in Section 3.1) to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners. Such delivery may be accomplished through electronic means subject to the standards prescribed by the SEC.

     3.4. If and to the extent required by law the Company shall:

     (i)  solicit voting instructions from Contract owners;

     (ii) vote the Trust shares in accordance with instructions received from Contract owners; and

     (iii)vote Trust shares for which no instructions have been received in a particular separate account in the same proportion as Trust shares of such Fund for which instructions have been received in that separate account, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The Company reserves the right to vote Trust shares held in any segregated asset account in its own right, to the extent permitted by law.

     3.5. The Company shall be responsible for assuring that each of its separate accounts participating in the Trust calculates voting privileges as required by the Shared Exemptive Order and consistent with any reasonable standards the Trust may adopt.

     3.6. The Trust will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Trust will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Trust is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Trust will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

     3.7. If and during the time as the Trust engages in activities that require a Shared Exemptive Order, the Trust shall disclose in its prospectus or Statement of Additional Information that (1) the Funds are intended to be funding vehicles for variable annuity and variable life insurance contracts offered by various insurance companies, (2) material irreconcilable conflicts possibly may arise, and (3) the Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict. The Trust hereby notifies the Company that prospectus or Statement of Additional Information disclosure may be appropriate regarding potential risks of offering shares of the Funds to separate accounts funding Contracts of unaffiliated life insurance companies.

ARTICLE IV.  Sales Material and Information

     4.1. Unless the parties mutually agree to alternative time frames, the Company shall furnish, or shall cause to be furnished, to the Trust or its designee, each piece of sales literature or other promotional material in which the Trust, the Advisor or the Distributor is named, at least fifteen Business Days prior to its use. No such material shall be used if the Trust, the Advisor, the Distributor or their designee reasonably objects to such use within fifteen Business Days after receipt of such material.

     4.2. The Company, its affiliates and agents shall not give any information or make any representations or statements on behalf of the Trust and the Advisor or concerning the Trust and the Advisor in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Trust shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or its designee or by the Distributor, except with the permission of the Trust or the Distributor or the designee of either.

     4.3. Unless the parties mutually agree to alternative time frames, the Trust, the Advisor, the Distributor, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least fifteen Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

     4.4. The Trust, the Advisor, and the Distributor shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

     4.5. The Trust will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Trust or its shares, promptly after the filing of such document with the SEC or other regulatory authorities.

     4.6. The Company will provide to the Trust at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account, promptly after the filing of such document with the SEC or other regulatory authorities.

     4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Trust or any affiliate of the Trust: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials.

     4.8. The Trust and the Advisor hereby consent to the establishment by the Company of a link between the World Wide Web internet site of the Trust (whether it be the Trust's website or the Advisor's website containing information about the Trust) and the World Wide Web internet site of the Company (each, a "Web Site"). Such link may be established for the purpose of facilitating access to information made available on the Trust's Web Site, including the Fund's prospectus, as may be amended from time to time. Any such link shall be displayed on the Company's Web Site in equal prominence with any other link or links that the Company may provide to the Web Sites of other underlying investment companies that serve as investments for the Company's Variable Insurance Products. The establishment of such link shall not relieve the Company of its responsibility for the delivery of the prospectuses, proxy statements, or periodic reports of the Fund as provided for in Article III. The consent provided hereby shall terminate upon the termination of this Agreement. The text contained on the Company's Web Site related to such link shall be subject to
Article IV hereof, including, without limitation, the requirement that the Company provide such text to the Trust for prior review in accordance with
Section 4.1 hereof.


ARTICLE V.  Fees and Expenses

     5.1. The Distributor shall pay no fee or other compensation to the Company under this agreement, other than payments pursuant to a Rule 12b-1 plan. However, the parties reserve the right to agree to compensate the Company in return for services it provides by executing a Schedule to this Agreement or a separate agreement for services.

     5.2. All expenses incident to performance by the Trust under this Agreement shall be paid by the Trust. The Trust shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Trust, in accordance with applicable state laws prior to their sale. The Trust shall bear the expenses for the cost of registration and qualification of the Trust's shares, preparation and filing of the Trust's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Trust's shares.

     5.3. The Company shall bear the expenses of distributing the Trust's prospectus, proxy materials and reports to owners of Contracts issued by the Company.

ARTICLE VI.  Diversification

     6.1. The Trust and the Advisor represent and warrant that the Funds currently comply, and will continue to comply, with the diversification provisions of Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event of a breach of this Article VI by the Advisor or the Trust, each will take all reasonable steps (a) to notify the Company of such breach and (b) to adequately diversify the Trust so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

ARTICLE VII.  Potential Conflicts

     7.1. The parties agree to comply with all of the terms of the Shared Exemptive Order.

ARTICLE VIII.  Indemnification

     8.1. Indemnification By The Company

     8.1(a). The Company agrees to indemnify and hold harmless the Distributor, the Advisor and the Trust and each member of the Board and officer, employees and agents and any "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of the Trust, Distributor or Advisor (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation expenses (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or litigation expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts and:

     (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus (which shall include the portions of an offering memorandum that contain information regarding the Trust, Distributor or Advisor) for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Indemnified Parties for use in the Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

     (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature of the Trust not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

     (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Trust's registration statement, prospectus, or sales literature or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished by or on behalf of the Company; or

     (iv) arise as a result of any material failure to abide by the terms of this Agreement; by the Company; or

     (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

     8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation expenses incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Trust or the Contracts, whichever is applicable.

     8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation. If the Company assumes the defense or representation of an Indemnified Party, the Company shall not consent or agree to any settlement without the prior approval of the Indemnified Party.

     8.1(d). An Indemnified Party will promptly notify the Company of the commencement of any litigation or proceedings against it in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

     8.2. Indemnification by the Distributor

     8.2(a). The Distributor agrees to indemnify and hold harmless the Trust, the Advisor and the Company and each of their directors, trustees, officers, employees and agents and any affiliated person (as defined in Section 2(a)(3) of the 1940 Act) of the Trust, the Advisor or the Company (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor) or litigation expenses (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts and:

     (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor by or on behalf of the Indemnified Parties for use in the registration statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

     (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Trust or the Contracts not supplied by the Distributor or persons under its control) or wrongful conduct of the Distributor or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

     (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Trust's registration statement, prospectus, or sales literature, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished by or on behalf of the Distributor; or

     (iv) arise as a result of any material failure by the Distributor to abide by the terms of this Agreement; or

     (v) arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

     8.2(b). The Distributor shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement, or to the Company, the Trust or the Contracts, whichever is applicable.

     8.2(c). The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at its own expense, in the defense thereof. The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor's selection to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation. If the Distributor assumes the defense or representation of any Indemnified Party, the Distributor shall not consent or agree to any settlement without the prior approval of the Indemnified Party.

        8.2(d). An Indemnified Party agrees promptly to notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account.

        8.3. Indemnification By the Trust

     8.3(a). The Trust agrees to indemnify and hold harmless the Company, the Distributor and the Advisor and each of their directors, officers, employees and agents and any affiliated person (as defined in Section 2(a)(3) of the 1940 Act) of the Company, the Distributor or the Advisor (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or litigation expenses (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts and:

     (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the or Trust by or on behalf of the Indemnified Parties for use in the registration statement or prospectus for the Trust (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

     (ii) arise as a result of any material failure by the Trust to abide by the terms of this Agreement; or

     (iii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;

     as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

     8.3(b). The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation expenses incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company or the Contracts, whichever is applicable.

     8.3(c). The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation. If the Trust assumes the defense or representation of any Indemnified Party, the Trust shall not consent or agree to any settlement without the prior approval of the Indemnified Party.

     8.3(d). An Indemnified Party agrees promptly to notify the Trust of the commencement of any litigation or proceedings against it or any of its respective officers, trustees or directors in connection with this Agreement, the issuance or sale of the Contracts, or the sale or acquisition of shares of the Trust.

     8.4 Indemnification By the Advisor

     8.4(a). The Advisor agrees to indemnify and hold harmless the Trust, the Distributor and the Company and each of their trustees, directors, officers, employees, and agents, and any affiliated person (as defined in Section 2(a)(3) of the 1940 Act) of the Trust, the Distributor or the Company (collectively, the "Indemnified Parties" for purposes of this Section 8.4) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Advisor) or litigation expenses (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or litigation expenses are related to the sale or acquisition of the Trust's shares or the Contracts and:

     (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact provided by the Advisor and contained in the registration statement or prospectus or sales literature (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact about the Advisor required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Advisor by or on behalf of the Indemnified Parties for use in the registration statement or prospectus for the Trust or in sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

     (ii) arise out of or as a result of any statement or representations (other than statements or representations contained in the registration statement, prospectus or sales literature or other promotional material for the Trust or the Contracts not supplied by the Advisor or any employees or agents thereof) or wrongful conduct of the Advisor, or the affiliates, employees, or agents of the Advisor with respect to the sale or distribution of the Contracts or Trust shares; or

     (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Trust's registration statement, prospectus, or sales literature, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished by or on behalf of the Advisor; or

     (iv) arise as a result of any material failure by the Advisor to provide the services under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

     (v) arise out of or result from any material breach of any representation and/or warranty made by the Advisor in this Agreement or arise out of or result from any other material breach of this Agreement by the Advisor; as limited by and in accordance with the provisions of Sections 8.4(b) and 8.4(c) hereof.

     8.4(b). The Advisor shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation expenses to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of the Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Trust, the Contracts or the Company, whichever is applicable.

     8.4(c). The Advisor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Advisor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Advisor of any such claim shall not relieve the Advisor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Advisor will be entitled to participate, at is own expense, in the defense thereof. The Advisor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Advisor to such party of the Advisor's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Advisor will not be liable to such party under this Agreement for any legal or other expense subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation. If the Advisor assumes the defense or representation of an Indemnified Party, the Advisor shall not consent or agree to any settlement without the prior approval of the Indemnified Party.

     8.4(d). An Indemnified Party agrees promptly to notify the Advisor of the commencement of any litigation or proceedings against it or any of its respective officers, trustees or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Trust.

     8.5. Indemnification Disputes. The parties shall use good faith efforts to resolve any dispute concerning the indemnification obligations in this Article
VIII. Should those efforts fail to resolve the dispute, the ultimate resolution shall be determined in a de novo proceeding, separate and apart from the underlying matter complained of, before a court of competent jurisdiction.
Either party may initiate such proceedings with a court of competent jurisdiction at any time following the termination of the efforts by such parties to resolve the dispute (termination of such efforts shall be deemed to have occurred thirty (30) days from the commencement of the same unless such time period is extended by the written agreement of the parties). The prevailing party in such a proceeding shall be entitled to recover reasonable attorneys' fees, costs, and expenses.



ARTICLE IX.  Applicable Law

     9.1.  This  Agreement   shall  be  construed  and  the  provisions   hereof
interpreted under and in accordance with the laws of the State of New York.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and orders thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including any Shared Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.



ARTICLE X.  Termination

     10.1. This Agreement shall continue in full force and effect until the first to occur of:

     (a) termination by any party for any reason by one hundred and eighty (180) days advance written notice delivered to the other parties; or

     (b) termination by the Company by written notice to the Trust and the Distributor with respect to any Fund in the event any of the Fund's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

     (c) termination by the Company by written notice to the Trust and the Distributor with respect to any Fund in the event that such Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Trust may fail to so qualify; or

     (d) termination by the Company by written notice to the Trust and the Distributor with respect to any Fund in the event that such Fund fails to meet the diversification requirements specified in Article VI hereof; or

     (e) termination by either the Trust, the Advisor or the Distributor by written notice to the Company, if (1) any of the Trust, the Advisor or the Distributor, respectively, shall determine, in their sole judgment reasonably exercised in good faith, that the Company has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity, (2) the Trust, the Advisor or the Distributor shall notify the Company in writing of such determination and its intent to terminate this Agreement, and (3) after considering the actions taken by the Company and any other changes in circumstances since the giving of such notice, such determination of the Trust, the Advisor or Distributor shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective date of termination; or

     (f) termination by the Company by written notice to the Trust, the Advisor and the Distributor, if (1) the Company shall determine, in its sole judgment reasonably exercised in good faith, that either the Trust, the Advisor or the Distributor has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of the Company, (2) the Company shall notify the Trust, the Advisor and the Distributor in writing of such determination and its intent to terminate the Agreement, and (3) after considering the actions taken by the Trust, the Distributor and/or the Advisor and any other changes in circumstances since the giving of such notice, such determination of the Company shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective date of termination; or

     (g) By any party upon institution of formal proceedings against the Company, the Trust, the Advisor or the Distributor by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding a party's duties under this Agreement or related to the sale of the Contracts issued by the Company, the operation of the Accounts, or the purchase of shares of the Funds;; or

     (h) By the Distributor, the Advisor or the Trust upon written notice to the Company with respect to any Account in the event that such Account ceases to be qualified as a segregated asset account under the Iowa insurance laws; or

     (i) By the Distributor, the Advisor or the Trust upon written notice with respect to any Account in the event that effective registration as a unit investment trust under the 1940 Act for such Account is not maintained; or

     (j) By the Distributor, the Advisor or the Trust in the event that the Contracts cease to be treated as annuity contracts under the applicable provisions of the Code; or

     (k) By the Distributor, the Advisor or the Trust in the event that effective registration or exemption from registration under the 1933 Act of the Contracts is not maintained; or

     (l) By any party to the Agreement upon a determination by a majority of the
Board,  or  a  majority  of  its   Disinterested   Trustees,   that  a  material
irreconcilable conflict, as described in Article VII hereof, exists; or

     (m) By any party to the Agreement upon requisite vote of the Contract owners having an interest in the Separate Accounts (or any subaccounts thereof) to substitute the shares of another investment company for the corresponding shares of a Fund in accordance with the terms of the Contracts for which those shares had been selected or serve as the underlying investment media; or

     (n) By either the Advisor or the Distributor in the event of a termination of either of their contracts with the Trust, but each shall use their best efforts to substitute themselves under this Agreement with any successor investment adviser or distributor to the Trust.

     Each party to this Agreement shall promptly notify the other parties to the Agreement of the institution against such party of any such formal proceedings as described in Article 10.1(h) hereof. The Company shall give 60 days prior written notice to the Trust of the date of any proposed vote of Contract owners to replace the Fund's shares as described in Article 10.1(n) hereof.

     10.2. Notwithstanding any termination of this Agreement, the Trust, the Advisor and the Distributor shall at the option of the Company, continue to make available additional shares of the Trust pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts") for the sole purpose of allowing the owners of the Existing Contracts to reallocate investments in the Trust, redeem investments in the Trust and/or invest in the Trust upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

     10.3. The Company shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Trust and the Distributor the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Trust and the Distributor) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Fund that was otherwise available under the Contracts without first giving the Trust or the Distributor 90 days notice of its intention to do so.

ARTICLE XI.  Notices

     Any notice shall be sufficiently given when sent by registered or certified mail to another party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

        If to the Trust:

               MTB GROUP OF FUNDS
               5800 Corporate Drive
               Pittsburgh, PA  15237-7010
               Fax: (412) 288-8141
               Phone:  (412) 288-1900

               Attention:  Secretary

               If to the Company:

               Transamerica Life Insurance Company
               570 Carillon Parkway
               St. Petersburg, Florida 33716
               Fax: (727) 299-1641
               Phone: (727) 299-1824

               Attention: John K. Carter, Esq.



               Transamerica Financial Life
               Insurance Company
               570 Carillon Parkway
               St. Petersburg, Florida 33716
               Fax: (727) 299-1641
               Phone: (727) 299-1824

               Attention: John K. Carter, Esq.


               If to the Distributor

               Edgewood Services, Inc.
               5800 Corporate Drive
               Pittsburgh, PA  15237-7002
               Fax: (412) 288-8141
               Phone:  (412) 288-1900

               Attn:  Secretary

               If to the Advisor:

               MTB Investment Advisors, Inc.
               100 East Pratt Street, 17th Floor
               Baltimore, MD 21202
               Fax: (410) 986-5660
               Phone: (410) 986-5650

               Attn:  Chief Investment Officer




ARTICLE XII.  Miscellaneous

     12.1 All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust as neither the trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.

     12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party. Each party further agrees to use and disclose Personal Information, as defined herein, only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal Information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). For purposes of this Agreement, "Personal Information" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. If either party outsource services to a third-party, such third party will agree in writing to maintain the security and confidentiality of any information shared with it.

     12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Iowa Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the Iowa Insurance Regulations and any other applicable law or regulations.

     12.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Distributor may assign this Agreement or any rights or obligations hereunder to any affiliate of with the Distributor, if such assignee is duly licensed and registered to perform the obligations of the Distributor under this Agreement. The Company shall promptly notify the Trust, the Advisor, and the Distributor of any change in control of the Company.

     12.9. The Company shall furnish, or shall cause to be furnished, to the Trust, the Advisor or their designee copies of the following reports:

     (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

     (b) the Company's quarterly statements (statutory) (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period:

     (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

     (d) any registration statement (without exhibits) and financial reports of the Company filed with the SEC or any state insurance regulator, as soon as practical after the filing thereof;

     (e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

     12.10. Marks and Licenses

     12.10(a) It is understood that the names "M&T," "Manufacturers & Traders Trust Company" "MTB" or any derivative thereof or logo associated with those names (the "M&T Marks") are the valuable property of the Advisor (and its affiliates), and that the Company has the right to use such names (or derivatives or logos) only so long as this Agreement is in effect and the Advisor or an affiliate of the Advisor continues to serve as the investment Advisor of the Fund. Upon termination of this Agreement the Company shall forthwith cease to use the M&T Marks. Company agrees that it shall not use the M&T Marks in a manner that disparages or degrades the business or reputation of the Advisor, the Trust, or any of their affiliates, or that infringes, dilutes, or otherwise violates the M&T Marks. Upon request, Company agrees to provide appropriate attribution of the use of the M&T Marks (e.g., through the use of "TM" or (R) symbols, and appropriate notice regarding reservation of rights).

     12.10.(c) It is understood that the name "Transamerica" or "AEGON" or any derivative thereof or logo associated with that name (the "AEGON Marks") is the valuable property of the Company and its affiliates, and that the Trust, Distributor and Advisor have the right to use such name (or derivative or logo) only so long as this Agreement is in effect. Upon termination of this Agreement the Trust, Distributor and Advisor shall forthwith cease to use the AEGON Marks. Trust, Distributor and Advisor agree that it shall not use the AEGON Marks in a manner that disparages or degrades the business or reputation of the Company or any of their affiliates, or that infringes, dilutes, or otherwise violates the AEGON Marks. Upon request, Trust, Distributor and Advisor agree to provide appropriate attribution of the use of the AEGON Marks (e.g., through the use of "TM" or (R) symbols, and appropriate notice regarding reservation of rights).

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

                                            Each Company:

        [SEAL] TRANSAMERICA LIFE INSURANCE COMPANY,

                                            On its behalf and on behalf of each
                                            Separate Account named in Schedule
                                            A, as may be amended from time to
                                            time.

                                            By its authorized officer,



                                            By:  /s/ John K. Carter
                                               -------------------------------

                                            Name:  John K. Carter

                                            Title:  Assistant Secretary

                                            Date:   April 1, 2004



        [SEAL]                              TRANSAMERICA FINANCIAL LIFE
                                            INSURANCE COMPANY,

                                            On its behalf and on behalf of each
                                            Separate Account named in Schedule
                                            A, as may be amended from time to
                                            time.

                                            By its authorized officer,



                                            By:  /s/ John K. Carter
                                               --------------------------------

                                            Name:  John K. Carter

                                            Title:  Assistant Secretary

                                            Date:   April 1, 2004



                                     Trust:

        [SEAL] MTB GROUP OF FUNDS,

                                            On its behalf and on behalf of each
                                            Fund named in Schedule A, as may be
                                            amended from time to time.

                                            By its authorized officer,



                                            By:  /s/ Beth S. Broderick
                                               ------------------------------

                                            Name:  Beth S. Broderick

                                            Title:  Vice President

                                            Date:   April 1, 2004

                                            Distributor:

        [SEAL] EDGEWOOD SERVICES, INC.

                                            By its authorized officer,



                                            By:  /s/ Charles L. Davis, Jr.
                                               ------------------------------

                                            Name:  Charles L. Davis, Jr.

                                            Title:  President

                                            Date:   April 1, 2004

2004

                                    Advisor:

        [SEAL] MTB INVESTMENT ADVISORS, INC.

                                            By its authorized officer,



                                            By:  /s/  William F. Dwyer
                                               ----------------------------

                                            Name:  William F. Dwyer

                                            Title:  President

                                            Date:   April 1, 2004






                                   SCHEDULE A

               SEPARATE ACCOUNTS, ASSOCIATED CONTRACTS, AND FUNDS


 Name of Separate Account and Date Established     Name of Contract Funded by Separate Account
            by the Board of Trustees               and Policy Form Numbers of Contracts Funded
            Separate Account VA BNY                 Transamerica Landmark NY Variable Annuity
               September 27, 1994                     (Transamerica Financial Life Insurance
                                                                     Company)
                                                            Form No. AV806 101
                                                            158 102


             Separate Account VA B                    Transamerica Landmark Variable Annuity
                January 19, 1990                        (Transamerica Life Insurance Co.)
                                                            Form No. AV920 101 168 603




                    Applicable Fund                                       CUSIP
              MTB Large Cap Growth Fund II                             55376T 73 4
              MTB Large Cap Value Fund II                              55376T 65 0
    MTB Managed Allocation Fund: Moderate Growth II                    55376T 57 5


     IN WITNESS WHEREOF, each of the parties has caused this Schedule A to be executed in its name and on its behalf by its duly authorized representative as of April,1 2004.

     TRANSAMERICA LIFE INSURANCE COMPANY, TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, on its behalf and on behalf of each Separate on its behalf and on behalf of each Separate Account named in this Schedule A, as may be Account named in this Schedule A, as may be amended from time to time amended from time to time

                                                  By:  /s/  John K. Carter
By:  /s/  John K. Carter
                                                  Name:  John K. Carter
Name:  John K. Carter
                                                  Its:  Assistant Secretary
Its:  Assistant Secretary
MTB GROUP OF FUNDS,                               EDGEWOOD SERVICES, INC.
on its behalf and on behalf of each Fund named
in this Schedule A, as may be amended from time
to time
                                                  By:  /s/ Charles L. Davis, Jr.
By:  /s/  Beth S. Broderick                       Name:  Charles L. Davis, Jr.
Name:  Beth S. Broderick
                                                  Its:  President
Its:  Vice President
MTB INVESTMENT ADVISORS, INC.

By:  /s/  William F. Dwyer
Name:  William F. Dwyer
Its:  President


                                   SCHEDULE B

     Subject to the terms and conditions of this Agreement, the Company shall be appointed to, and agrees to act, as a limited agent of the Trust for the sole purpose of receiving instructions from authorized parties as defined by the Contracts for the purchase and redemption of Fund shares prior to the "Close of Trading," which is defined as the close of regular trading for a given Fund as set forth in its then-current prospectus each Business Day. A "Business Day" is defined in Article 1.1 of the Agreement. Except as particularly stated in this paragraph, the Company shall have no authority to act on behalf of the Trust or to incur any cost or liability on its behalf.

     Trust will use its best efforts to provide to the Company or its designated agent closing net asset value, change in net asset value, dividend or daily accrual rate information and capital gain information by 7:00 p.m. Eastern Time each Business Day. The Company or its agent shall use this data to calculate unit values. Unit values shall be used to process the same Business Day's contract transactions. When the Company is able to utilize the National
Securities Clearing Corporation ("NSCC") Defined Contribution Clearing and Settlement ("DCC&S") Fund/SERV system, orders to purchase and redeem shares of the Funds received by the Company prior to the Close of Trading on any Business Day ("Day 1") will be transmitted via the NSCC's Fund/SERV system for receipt by the Funds or the Transfer Agent for the Funds by no later than 6:00 a.m. Eastern Time on the next Business Day ("Day 2") (such purchases and redemptions are referred to as "Day 1 Trades"). Until the Company achieves Fund/SERV utility, or if for any other reason any Day 1 Trades are not received by the Transfer Agent via the NSCC's Fund/SERV system prior to 7:00 a.m. Eastern Time on Day 2, such Day 1 Company shall provide such Day 1 Trades to the Transfer Agent via fax prior to 9:00 a.m. Eastern Time on Day 2. Such purchase and redemption orders shall be transmitted without modification (except for netting or aggregating such orders). Trust will not accept any order made on a conditional basis or subject to any delay or contingency. Company shall only place purchase orders for shares of Funds on behalf of its customers whose addresses recorded on Company' books are in a state or other jurisdiction in which the Funds are registered or qualified for sale, or are exempt from registration or qualification as confirmed in writing by Fund.

     When operating outside of the DCC&S Fund/SERV system, each party shall, as soon as practicable after transmittal of an instruction or confirmation, verify the other party's receipt of such instruction or confirmation, and in the absence of such verification such a party to whom an instruction or confirmation is sent shall not be liable for any failure to act in accordance with such instruction or confirmation, and the sending party may not claim that such an instruction or confirmation was received by the other. Each party shall notify the other of any errors, omissions or interruptions in, or delay or unavailability as promptly as possible.

     a) For those purchase orders not transmitted via the DCC&S Fund/SERV system, the Company shall complete payment to the Trust or its designated agent in federal funds no later than 1:00 p.m. Eastern Time on the Business Day following the day on which the instructions are treated as having been received by the Trust pursuant to this Agreement.

     b) For those redemption orders not transmitted via the DCC&S Fund/SERV system, the Trust or its designated agent shall initiate payment in federal funds no later than 1:00 p.m. Eastern Time on the Business Day following the day on which the instructions are treated as having been received by the Trust pursuant to this Agreement.

     c) With respect to purchase and redemption orders received by the Trust through the DCC&S Fund/SERV system on any Business Day for any Fund, within the time limits set forth in this Agreement, settlement shall occur consistent with the requirements of DCC&S Fund/SERV system.

At such time as the Trust and the Company are able to transmit information via the DCC&S Fund/SERV system: the Trust or its designated agent shall send to the Company, via the DCC&S Fund/SERV system, verification of net purchase or redemption orders or notification of the rejection of such orders ("Confirmations ") on each Business Day for which the Company has transmitted such orders. Such confirmations shall include the total number of shares of each Fund held by the Company following such net purchase or redemption. The Trust, or its designated agent, shall submit in a timely manner, such confirmations to the DCC&S Fund/SERV system in order for the Company to receive such confirmations no later than 11:00 a.m. Eastern Time the next Business Day. The Trust or its designated agent will transmit to the Company via DCC&S NETWORKING system those Networking activity files reflecting account activity. In addition, within five (5) Business Days after the end of each month, the Trust or its affiliate will send the Company a statement of account which shall confirm all transactions made during that particular month in the account.

                                 Pricing Errors

If the Trust or its agent provides materially incorrect share net asset value information through no fault of the Company, the Accounts shall be entitled to an adjustment with respect to the Fund shares purchased or redeemed to reflect the correct net asset value per share.

The determination of the materiality of any net asset value pricing error and its correction shall be based on the SEC's recommended guidelines regarding these errors.

In the event a Fund is required (under the then prevailing pricing error guidelines of the Funds) to recalculate purchases and redemptions on any business day of Shares held in an Account due to an error in calculating the net asset value of such class of Shares (a "Pricing Error"):

     (i) The Trust or its transfer agent shall promptly notify the Company in writing of the Pricing Error, which written notice shall identify the Fund shares, the business day(s) on which the Pricing Error(s) occurred and the corrected net asset value of the Fund shares on each business day.

     (ii) Upon such notification, the Company shall promptly determine, for all sub-accounts which purchased or redeemed Fund shares on each business day on which a Pricing Error occurred, the correct number of Fund shares purchased or redeemed using the corrected price and the amount of transaction proceeds actually paid or received. Following such determination, the Company shall adjust the number of Fund shares held in each sub-account to the extent necessary to reflect the correct number of Fund shares purchased or redeemed for the sub-account. Following such determination, the Company shall notify the Trust or its transfer agent of the net changes in transactions for the relevant Account and the Trust or its transfer agent shall adjust the Account accordingly.

     (iii)If, after taking into  account the  adjustments  required by paragraph
          (ii), the Company determines that some sub-account customers were still entitled to additional redemption proceeds (a "Redemption Shortfall"), it shall notify the Trust or its transfer agent of the aggregate amount of the Redemption Shortfalls and provide supporting documentation for such amount. Upon receipt of such documentation, the Trust or its transfer agent will cause the relevant Fund to remit to the Company additional redemption proceeds in the amount of such Redemption Shortfalls and the Company will apply such funds to payment of the Redemption Shortfalls.

     (iv) If, after taking into  account the  adjustments  required by paragraph
          (ii), the Company determines that a sub-account customer still received excess redemption proceeds (a "Redemption Overage"), the Company shall use its best efforts to collect the balance of such Redemption Overage from such sub-account customer. In no event, however, shall the Company be liable to the Trust or its transfer agent or any Fund for any Redemption Overage. Nothing in this Pricing Errors section shall be deemed to limit the right of the Trust, its Transfer Agent or any Fund, to recover any Redemption Overage directly or to be indemnified by any party for losses arising from a Pricing Error.

With respect to the material errors or omissions relating to net asset value pricing, this section shall control over other indemnification provisions in this Agreement.


                        Documents Provided by the Company

The Company agrees to provide Trust, upon written request, any reports indicating the number of shareholders that hold interests in the Funds and such other information (including books and records) that Trust may reasonably request. The Company agrees to provide Trust, upon written request, such other information (including books and records) as may be necessary or advisable to enable it to comply with any law, regulation or order.

                           Documents Provided by Trust

Within five (5) Business Days after the end of each calendar month, Trust, Distributor, or Advisor shall provide the Company, or its designee, a monthly statement of account, which shall confirm all transactions made during that particular month. IN WITNESS WHEREOF, each of the parties has caused this Schedule B to be executed in its name and on its behalf by its duly authorized representative as of April 1, 2004.

TRANSAMERICA LIFE INSURANCE COMPANY, TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, on its behalf and on behalf of each Separate on its behalf and on behalf of each Separate Account named in this Schedule A, as may be Account named in this Schedule A, as may be amended from time to time amended from time to time

                                                  By:  /s/  John K. Carter
By:  /s/  John K. Carter                          Name:  John K. Carter
Name:  John K. Carter
                                                  Its:  Assistant Secretary
Its:  Assistant Secretary
MTB GROUP OF FUNDS,                               EDGEWOOD SERVICES, INC.
on its behalf and on behalf of each Fund named
in this Schedule A, as may be amended from time
to time
                                                By:  /s/ Charles L. Davis, Jr.
By:  /s/  Beth S. Broderick                     Name:  Charles L. Davis, Jr.
Name:  Beth S. Broderick
                                                  Its:  President
Its:  Vice President
MTB INVESTMENT ADVISORS, INC.

By:  /s/  William F. Dwyer

Name:  William F. Dwyer

Its:  President



                                   SCHEDULE C

                        Services Provided by the Company

     Pursuant to Article V of the Agreement, the Company shall perform all administrative and shareholder services with respect to the Contracts and plans, including but not limited to, the following:

1. Maintaining separate records for each Contract owner and each plan, which shall reflect the Fund shares purchased and redeemed and Fund share balances of such Contract owners and plans. The Company will maintain accounts with each Fund on behalf of Contract owners and plans, and such account shall be in the name of the Company (or its nominee) as the record owner of shares owned by such Contract owners and plans.

2.   Disbursing  or  crediting  to  contract  owners and plans all  proceeds  of
     redemptions   of  shares  of  the  Funds  and  all   dividends   and  other
     distributions not reinvested in shares of the Funds.

3. Preparing and transmitting to Contract owners and plans, as required by law, periodic statements showing the total number of shares owned as of the statement closing date, purchases and redemptions of Fund shares during the period covered by the statement and the dividends and other distributions paid during the statement period (whether paid in cash or reinvested in Fund shares), and such other information as may be required, from time to time, by Contract owners and plans.

4. Providing communication support services including providing information about the Funds and answering questions concerning the Funds (including questions respecting Contract owners' interests in one or more Funds).

5. Maintaining and preserving all records required by law to be maintained and preserved in connection with providing the services for Contract owners and plans.

6. Generating written confirmations and quarterly statements to Contract owners and plan participants.

7. Distributing to Contract owners and plans, to the extent required by applicable law, Funds' prospectuses, proxy materials, periodic fund reports to shareholders, notices and other materials that the Funds are required by law or otherwise to provide to their shareholders or prospective shareholders.

8. Transmitting purchase and redemption orders to the Trust on behalf of the Contract owners and plans.

9.   Providing teleservicing support in connection with the Trust.

10. Facilitating the tabulation of Contract owners' votes in the event of a meeting of Fund shareholders; providing information relating to the Contacts and share balances under such Contracts to the Trust as may be reasonably requested.

11. Administering fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals involving the Funds.

12.  Providing other services as may be agreed upon from time to time.

     In consideration for the Company providing these services, the Trust and/or the Advisor agree to pay the Company in an amount equal to the following annual fee, based on the average daily net assets of the Funds held by the Accounts underlying the Contracts listed below, such amounts to be paid within 30 days of the end of each month.

     For purposes of computing the payment to the Company, the Company shall compute the average daily net assets of Shares held in the Accounts over a monthly period by totaling such Accounts' aggregate investment (Share net asset value multiplied by total number of Shares held by such Accounts) on each Business Day during the calendar month, and dividing by the total number of Business Days during such month. The payment to the Company shall be calculated by the Company and communicated to the Trust and Advisor at the end of each calendar month and will be paid to the Company within 30 days thereafter.

                         Contract                               Annual Fee

Separate Account VA BNY of Transamerica Landmark NY                0.25%
Variable Annuity (Transamerica Financial Life Insurance
Company) Form No. AV806 101 158 102

Separate Account VA B of Transamerica Landmark Variable            0.25%
Annuity (Transamerica Life Insurance Co.)
Form No. AV920 101 168 603

     IN WITNESS WHEREOF, each of the parties has caused this Schedule C to be executed in its name and on its behalf by its duly authorized representative as of April 1, 2004.

     TRANSAMERICA LIFE INSURANCE COMPANY, TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, on its behalf and on behalf of each Separate on its behalf and on behalf of each Separate Account named in this Schedule A, as may be Account named in this Schedule A, as may be amended from time to time amended from time to time

                                                  By:  /s/  John K. Carter
By:  /s/  John K. Carter
                                                  Name:  John K. Carter
Name:  John K. Carter
                                                  Its:  Assistant Secretary
Its:  Assistant Secretary
MTB GROUP OF FUNDS,                               EDGEWOOD SERVICES, INC.
on its behalf and on behalf of each Fund named
in this Schedule A, as may be amended from time
to time
                                                  By:  /s/ Charles L. Davis, Jr.
                                                     ---------------------------
By:  /s/  Beth S. Broderick
                                                  Name:  Charles L. Davis, Jr.
Name:  Beth S. Broderick
                                                  Its:  President
Its:  Vice President
MTB INVESTMENT ADVISORS, INC.

By:  /s/  William F. Dwyer

Name:  William F. Dwyer

Its:  President